UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2009

Tessera Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (this “Amended Report”) is filed as an amendment to our Current Report on Form 8-K (the “Original Report”) that the Company filed with the Securities and Exchange Commission (the “Commission”) on April 3, 2009. The purpose of this Amended Report is to correct a minor clerical error in Exhibit 10.1 Consulting Agreement, dated April 3, 2009, between Bruce M. McWilliams and Tessera that is listed in Item 9.01 of this Amended Report.

This Amended Report is not intended to otherwise revise or update any of the information disclosed in the Original Report. This Amended Report continues to speak as of the date of the Original Report and is not intended to, nor does it, reflect events that have occurred since the filing of the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Consulting Agreement, dated April 3, 2009, between Bruce M. McWilliams and Tessera

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2009

TESSERA TECHNOLOGIES, INC.

By:	/s/ Bernard J. Cassidy
Name:	Bernard J. Cassidy
Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Consulting Agreement, dated April 3, 2009, between Bruce M. McWilliams and Tessera